Exhibit 77Q1(e)(1) to ACAAP 07.31.2010 NSAR

Management Agreement, effective March 1, 2010 between American Century Asset
Allocation Portfolios, Inc. and American Century Investment Management, Inc.,
Filed as Exhibit d to Post-Effective Amendment No. 13 to the Registrant’s
Registration Statement filed on Form N-1A 2/8/10, and incorporated herein by reference.